   EXHIBIT 10.1 FORM RICHMOND COUNTY FINANCIAL CORP. STOCK OPTION ASSUMPTION AGREEMENT FOR BAYONNE BANCSHARES, INC. 1995 STOCK OPTION PLAN

                     SAMPLE RICHMOND COUNTY FINANCIAL CORP.
                        STOCK OPTION ASSUMPTION AGREEMENT


OPTIONEE:___________________

      STOCK OPTION ASSUMPTION AGREEMENT issued as of the 22nd day of March, 1999 by Richmond County Financial Corp., a Delaware corporation ("Richmond").

      WHEREAS, the undersigned individual ("Optionee") holds one or more outstanding options to purchase shares of the common stock of Bayonne Bancshares, Inc., a Delaware corporation ("Bayonne"), which were granted to Optionee under the Amended and Restated Bayonne Bancshares, Inc. 1995 Stock Option Plan (the "Bayonne Option Plan") and are evidenced by one or more Award Agreements (the "Award Agreement(s)") between Bayonne and Optionee, which are incorporated by reference herein.

      WHEREAS, effective as of March 22, 1999, Bayonne has merged with and into Richmond (the "Merger") pursuant to the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 14, 1998 by and between Richmond and Bayonne;

      WHEREAS, the Merger Agreement provides for the conversion of all outstanding stock options under the Bayonne Option Plan into options to purchase Richmond common stock ("Richmond Stock"), and to issue to the holder of each outstanding option an agreement evidencing the conversion and assumption of such option;

      WHEREAS, pursuant to the provisions of the Merger Agreement, the exchange ratio (the "Exchange Ratio") in effect for the Merger is 1.05 shares of Richmond Stock for each outstanding share of Bayonne common stock ("Bayonne Stock");

      WHEREAS, this Stock Option Assumption Agreement is to become effective immediately in order to reflect certain adjustments to Optionee's outstanding options under the Bayonne Option Plan, which have become necessary by reason of the assumption of those options by Richmond in connection with the Merger;

      NOW, THEREFORE, it is hereby agreed as follows:

      1. The number of shares of Richmond Stock subject to the stock options held by Optionee under the Bayonne Option Plan immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger (the "Bayonne Options") and the exercise price payable per share are set forth in Exhibit A hereto. Richmond hereby assumes, as of the Effective Time, all the duties and obligations of Bayonne under each of the Bayonne Options as set forth in the Bayonne Option Plan and the Optionee's Award Agreement(s) or similar documentation containing the terms and conditions of the Option Grant. In connection with such assumption, the number of shares of Richmond Stock purchasable under each Bayonne Option hereby assumed and the exercise price payable thereunder have been adjusted to reflect the Exchange Ratio in a manner consistent with the Merger Agreement. Accordingly, the number of shares of Richmond Stock subject to each Bayonne Option hereby assumed shall be as specified for that option in attached Exhibit A, and the adjusted exercise price payable per share of Richmond Stock under the assumed Bayonne Option shall be as indicated for that option in attached Exhibit A.

      2. The following provisions shall govern each Bayonne Option hereby assumed by Richmond:

            (a) Unless the context otherwise requires, all references in each Award Agreement and in the Bayonne Option Plan (as incorporated into such Option Agreement) (i) to the "Company" shall mean Richmond, (ii) to "Common Stock" shall mean shares of Richmond Stock, (iii) to the "Board of Directors" shall mean the Board of Directors of Richmond and (iv) to the "Committee" shall mean the Personnel Committee of the Richmond Board of Directors.

            (b) The grant date and the expiration date of each assumed Bayonne Option and all other provisions which govern either the exercisability or the termination of the assumed Bayonne Option shall remain the same as set forth in the Award Agreement applicable to that option and the provisions of the Option Plan, and shall accordingly govern and control Optionee's rights under this Stock Option Assumption Agreement to purchase Richmond Stock.

             (c) For purposes of applying any and all provisions of the Award Agreement relating to Optionee's status as an employee, Optionee shall be deemed to continue in such status for so long as Optionee renders services as an employee of Richmond or any Richmond subsidiary (within the meaning of a "subsidiary corporation" as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended). Accordingly, the provisions of the Award Agreement governing the termination of the assumed Bayonne Options upon Optionee's cessation of service as an employee of Bayonne shall hereafter be applied on the basis of Optionee's cessation of employee or nonemployee director's status with Richmond and its subsidiaries, and each assumed Bayonne Option shall accordingly terminate, within the designated time period in effect under the Award Agreement for that option, following such cessation of service as an employee of Richmond and its subsidiaries.

            (d) The adjusted exercise price payable for the Richmond Stock subject to each assumed Bayonne Option shall be payable in any of the forms authorized under the Bayonne Option Plan and the Award Agreement applicable to that option.

            (e) In order to exercise each assumed Bayonne Option, Optionee must deliver to Richmond a written notice of exercise in which the number of shares of Richmond Stock to be purchased thereunder must be indicated. The exercise notice must be accompanied by payment of the adjusted exercise price payable for the purchased shares of Richmond Stock and should be delivered to Richmond at the following address:

                  Richmond County Financial Corp.
                  Attn: Mr. Thomas Cangemi
                  Richmond County Financial Corp.
                  1214 Castleton Avenue
                  Staten Island, New York  10310

      3. Except to the extent specifically modified by this Stock Option Assumption Agreement, all of the terms and conditions of each Award Agreement as in effect immediately prior to the

Acquisition  shall continue in full force and effect and shall not in any way be
amended,   revised  or  otherwise  affected  by  this  Stock  Option  Assumption
Agreement.

      IN WITNESS WHEREOF, Richmond has caused this Stock Option Assumption Agreement to be executed on its behalf by its duly authorized officer as of the 22nd day of March, 1999.

                         RICHMOND COUNTY FINANCIAL CORP.


                           By: ______________________

                          Title: ____________________


                                 ACKNOWLEDGMENT

      The undersigned acknowledges receipt of this foregoing Stock Option Assumption Agreement and understands and acknowledges that all rights and liabilities with respect to each of his or her Bayonne Options hereby assumed by Richmond are as set forth only in the Award Agreement, the Bayonne Option Plan and this Stock Option Assumption Agreement and that no other agreements exist with respect to his Bayonne Options. The undersigned also acknowledges that, except to the extent specifically modified by this Stock Option Assumption Agreement, all of the terms and conditions of the Award Agreement as in effect immediately prior to the effective time shall continue in full force and effect and shall not in any way be amended, revised or otherwise affected by this Stock Option Assumption Agreement. The undersigned further acknowledges that the Bayonne Option or Options described in Exhibit A hereto constitute all of the options or other rights to purchase Bayonne Stock that he or she owned immediately prior to the effective time of the Merger.

                            _______________, Optionee

DATED: __________________ , 1999

                                    EXHIBIT A

                Optionee's Outstanding Options to Purchase Shares
                    of Bayonne Bancshares, Inc. Common Stock
                                  (Pre-Merger)


DATE OF OPTION GRANT       NUMBER OF OUTSTANDING OPTIONS        EXERCISE PRICE
--------------------       -----------------------------        --------------




                Optionee's Outstanding Options to Purchase Shares
                 of Richmond County Financial Corp. Common Stock
                                  (Post-Merger)


DATE OF OPTION GRANT     ADJUSTED NUMBER OF OUTSTANDING OPTIONS
--------------------     --------------------------------------


                            ADJUSTED EXERCISE PRICE
                            -----------------------